UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Celldex Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,

Hampton, New Jersey 08827

(Address of principal executive offices) (Zip Code)

(908) 200-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	CLDX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Celldex Therapeutics, Inc. (the “Company”), the stockholders voted on the five proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1.      The stockholders elected the following individuals to serve on the Company’s board of directors until the annual meeting of stockholders to be held in 2024. The tabulation of votes with respect to the election of such directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Karen L. Shoos (Chair of the Board)	39,439,326	216,612	108,173	3,865,440
Anthony S. Marucci (Chief Executive Officer)	39,483,824	173,987	106,300	3,865,440
Keith L. Brownlie	39,345,213	309,126	109,772	3,865,440
Cheryl L. Cohen	39,228,229	426,357	109,525	3,865,440
Herbert J. Conrad	35,753,401	3,901,608	109,102	3,865,440
Rita I. Jain, M.D.	39,608,126	47,159	108,826	3,865,440
James J. Marino	39,484,114	170,691	109,306	3,865,440
Garry A. Neil, M.D.	33,452,228	6,202,305	109,578	3,865,440
Harry H. Penner, Jr.	39,462,062	192,380	109,669	3,865,440

2.      The stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain
43,417,304	98,580	113,667

3.  The stockholders approved an amendment to our 2021 Omnibus Equity Incentive Plan, including an increase in the number of the shares reserved for issuance thereunder by 600,000 shares to 4,300,000 shares. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
30,227,954	9,422,093	114,064	3,865,440

4.        The stockholders voted to approve, on an advisory, non-binding basis, the compensation for the Company’s named executive officers as disclosed in the Proxy Statement. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
38,667,727	981,947	114,437	3,865,440

5.        The stockholders voted to recommend, on an advisory, non-binding basis, the preferred frequency of advisory stockholder votes on the compensation of our named executive officers. The tabulation of votes with respect to this proposal was as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
39,023,941	28,372	596,115	115,683	3,865,440

The Company’s board of directors (the “Board”) has considered the outcome of this advisory vote on how often the Company will conduct an advisory vote on the compensation of our named executive officers and has determined, as was recommended with respect to this proposal by the Board in the Proxy Statement, that the Company will conduct future advisory votes on executive compensation every year until the occurrence of the next advisory vote on how often the Company will conduct an advisory vote on executive compensation. The next vote, on an advisory basis, on how often the Company will conduct an advisory vote on executive compensation is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (as amended June 15, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Dated: June 15, 2023	By:	/s/ Sam Martin
Name: Sam Martin
Title: Senior Vice President and Chief Financial Officer